SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 29, 2004

CORAUTUS GENETICS INC.

(Exact Name Of Registrant As Specified In Charter)

Delaware	0-27264	33-0687976
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

75 Fifth Street, NW

Suite 313

Atlanta, Georgia 30308

(Address of principal executive offices, including zip code)

(404) 526-6200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 1.02. Termination of a Material Definitive Agreement

Corautus Genetics Inc. (“Corautus”) is currently conducting a Phase IIb clinical trial to evaluate the safety and efficacy of Vascular Endothelial Growth Factor 2 (“VEGF-2”) for the treatment of severe cardiovascular disease. Corautus anticipates that the Phase IIb clinical trial may be followed by a Phase III clinical trial and, if approved by the Food and Drug Administration, commercial sales. Corautus believes that it has on hand all the VEGF-2 product needed to conduct the Phase IIb clinical trial, but has begun to make arrangements for manufacturing VEGF-2 for the anticipated Phase III clinical trial and potential commercial sales. On December 29, 2004, Corautus terminated an Agreement to Manufacture dated December 18, 2003, as amended, with Qiagen Gmbh and Strathmann Biotec AG. The terminated agreement was entered into to develop a manufacturing process and subsequently manufacture VEGF-2 for the anticipated Phase III clinical trial and the initial commercial use of VEGF-2, if such events occur. Under termination rights provided in the agreement, Corautus has terminated the Agreement to Manufacture and is pursuing an alternative course of having VEGF-2 manufactured.

The termination of the Agreement to Manufacture has no impact on the current Phase IIb clinical trial. In early 2005, Corautus plans to engage a third-party manufacturer to produce VEGF-2 for a possible Phase III clinical trial and the initial commercial use of VEGF-2.

Forward-Looking Statement

This report may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain factors, risks and uncertainties that may cause actual results, events and performances to differ materially from those referred to in such statements. These risks include statements that address operating performance, events or developments that we expect or anticipate will occur in the future, such as projections about our future results of operations or our financial condition, adequacy of funding, benefits from the alliance with Boston Scientific, effects of terminating manufacturing agreements, research, development and commercialization of our product candidates, whether early-stage clinical trial results are any indication of results in subsequent clinical trials, satisfactory enrollment of patients in our clinical trial, anticipated trends in our business, manufacture of sufficient and acceptable quantities of our proposed products, approval of our product candidates, meeting additional capital requirements and other risks that could cause actual results to differ materially. These risks are discussed in Corautus’ Securities and Exchange Commission filings, including, but not limited to, the risks discussed in Corautus’ Annual Report on Form 10-K for the year ended December 31, 2003 filed March 30, 2004, all of which are incorporated by reference into this report. All forward-looking statements included in this document are based on information available to Corautus on the date hereof, and Corautus assumes no obligation to update any such forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORAUTUS GENETICS INC.
(Registrant)

Date: January 4, 2005	/s/ Jack W. Callicutt
Jack W. Callicutt Vice President - Finance and Administration Chief Accounting Officer